                                                                   Exhibit 10.12

                                WAIVER EXTENSION

         WAIVER, dated as of November 5, 1998 (this "Waiver Extension"), to the Master Loan and Security Agreement, dated as of May 15, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan Agreement"), between CHASTAIN CAPITAL CORPORATION, a Georgia corporation (the "Borrower"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York Banking corporation (the "Lender").

                                    RECITALS

         The Borrower has requested the Lender to agree to extend the expiration of the Waiver, dated as of October 22, 1998 between the Borrower and the Lender (the "Waiver"). The Lender is willing to agree to extension, but only on the terms and subject to the conditions set forth in this Waiver.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

         2. Waiver Extension. The Lender hereby agrees to extend the termination date of the Waiver to 6:00 p.m. of November 6, 1998, at which time the Waiver shall automatically terminate, without notice.

         3. Effectiveness. This Waiver shall become effective upon execution by the Lender and receipt by the Lender of evidence satisfactory to the Lender that this Waiver has been executed and delivered by the Borrower.

         4. No Other Amendments or Modifications. Unless expressly amended herein, all terms, conditions and other provisions of the Waiver shall remain in full force and effect and shall not be deemed amended or modified hereby.

         5. Counterparts. This Waiver may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         6. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW RULES.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver Extension to be duly executed and delivered as of the day and year first above written.

                                      MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK, as Lender



                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:


AGREED TO AND ACCEPTED BY:

CHASTAIN CAPITAL CORPORATION



By:
   ---------------------------
Name:
Title:



                                     - 2 -